Annex B
                          LB Commercial Mortgage Trust
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

                                 $1,483,746,000

                                  (Approximate)
                              Offered Certificates

                               [GRAPHIC OMITTED]

                    % of Initial Pool by Cut-off Date Balance

                                LEHMAN BROTHERS

                               MERRILL LYNCH & CO.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          LB Commercial Mortgage Trust
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C1

Credit
Support
        ------------------------------------------------------------------------
  23.75%         Class A-1
        -------------------------------------
                 Class A-2
        -------------------------------------
  18.00%          Class B
        -------------------------------------
  12.50%          Class C
        -------------------------------------
   8.50%          Class D
        -------------------------------------
   6.50%          Class E
        -------------------------------------
   5.25%          Class F                            Class X
        -------------------------------------
   3.40%          Class G
        -------------------------------------
   2.75%          Class H
        -------------------------------------
   1.30%          Class J
        -------------------------------------
   0.80%          Class K
        -------------------------------------
   0.65%          Class L
        -------------------------------------
  N/A             Class M
        ------------------------------------------------------------------------

================================================================================================
                                                              Avg
            Original                                         Life(2)     Principal    Legal
Class       Face ($)        Rating(1)    Description Coupon  (years)    Window (2)    Status
==================================================================================================
 A-1     $  405,000,000      Aaa/AAA       Fixed       --      5.50     07/99-08/07   Public
--------------------------------------------------------------------------------------------------
 A-2        805,006,000      Aaa/AAA       Fixed       --      9.56     08/07-04/09   Public
--------------------------------------------------------------------------------------------------
  X       1,586,894,129      Aaa/AAA      WAC I/O      --      8.93(4)  07/99-07/23   Public
--------------------------------------------------------------------------------------------------
  B          91,247,000       Aa2/AA       Fixed       --      9.85     04/09-04/09   Public
--------------------------------------------------------------------------------------------------
  C          87,279,000        A2/A        Fixed       --      9.91     04/09-05/09   Public
--------------------------------------------------------------------------------------------------
  D          63,476,000      Baa2/BBB      Fixed       --      9.94     05/09-06/09   Public
--------------------------------------------------------------------------------------------------
  E          31,738,000      Baa3/BBB-     Fixed       --     10.01     06/09-06/09   Public
--------------------------------------------------------------------------------------------------
  F          19,836,000        (5)         Fixed       --     11.30     06/09-08/12   Private 144A
--------------------------------------------------------------------------------------------------
  G          29,357,000        (5)         Fixed       --     13.83     08/12-06/13   Private 144A
--------------------------------------------------------------------------------------------------
  H          10,315,000        (5)         Fixed       --     14.57     06/13-05/14   Private 144A
--------------------------------------------------------------------------------------------------
  J          23,010,000        (5)         Fixed       --     15.34     05/14-07/16   Private 144A
--------------------------------------------------------------------------------------------------
  K           7,934,000        (5)         Fixed       --     18.07     07/16-05/18   Private 144A
--------------------------------------------------------------------------------------------------
  L           2,381,000        (5)         Fixed       --     18.93     05/18-05/18   Private 144A
--------------------------------------------------------------------------------------------------
  M          10,315,129        (5)         Fixed       --     19.77     05/18-07/23   Private 144A
--------------------------------------------------------------------------------------------------
Total    $1,586,894,129        --           --        --      --           --            --
==================================================================================================

(1)   Ratings by Moody's and Duff & Phelps.

(2) Assuming among other things, 0% CPR, no losses and that ARD loans pay off on their Anticipated Repayment Date.

(3)   Represents notional amount on Class X.

(4)   Represents average life of notional amount of Class X.

(5)   Not offered hereby.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

CERTAIN OFFERING POINTS

            o     Newly Originated Collateral. The collateral consists of 197
                        Mortgage Loans with a principal balance (as of the Cut-off Date) of approximately $1.59 billion. All the Mortgage Loans were originated by affiliates of Lehman Brothers or its approved conduit originators.

            o     Call Protection. 100% of the Mortgage Loans contain call
                        protection provisions. As of the Cut-off Date, 99.08% of the Mortgage Loans provide for initial lockout period. The weighted average lockout and defeasance period for all loans is 117 months. The Mortgage Loans are generally prepayable without penalty between zero to three months from Mortgage Loan maturity or Anticipated Repayment Date ("ARD"), with a weighted average open period of 1 month.

            o Weighted average lock-out and treasury defeasance of 9.75 years.

            o     No loan delinquent 30 days or more as of the Cut-off Date.

            o     $8,055,300 average loan balance as of the Cut-off Date.

            o 1.54x Weighted Average Debt Service Coverage Ratio ("DSCR") as of the Cut-off Date.(1)

            o 63.1% Weighted Average Loan to Value ("LTV") as of the Cut-off Date.(1)

            o     54.4% Weighted Average Loan to Value ("LTV") at Balloon.

            o     Property Type Diversification. 42.6% Retail (50.1% Anchored,
                        24.3% Super Regional Mall, 14.4% Regional Mall, and 11.2% Unanchored), 22.4% Office, 13.7% Multifamily, 13.1% Hotel, 3.5% Industrial/Warehouse, 3.2% Credit Tenant Lease ("CTL"), 0.8% Self Storage, 0.7% Other.

            o     Geographic Distribution. The properties are distributed
                        throughout 38 states, Washington D.C. (0.2%) and Puerto Rico (1.0%). California (15.1%); New York (12.6%);
                        Oklahoma (11.5%); Texas (7.8%); Michigan (6.5%); Florida (5.7%), all other states less than 5% each.

            o     Monthly Investor Reporting. Updated collateral summary
                        information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificate- holders.

            o     Cash Flows will be Modeled on BLOOMBERG.

(Except as otherwise indicated, percentages (%) represent the principal amount of loan or loans as of the Cut-off Date (as to each loan the "Cut-off Date Balance") compared to aggregate pool balance as of the Cut-off Date (the "Initial Pool Balance"); weighted averages are weighted using Cut-off Date Balance; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts.)

(1) Weighted Averages for Cut-off Date LTV and DSC Ratio do not include Credit Tenant Lease Loans.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLET AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                       PRIORITY AND TIMING OF CASH FLOWS*

                               [GRAPHIC OMITTED]

                         *Assuming 0% CPR and No Losses

RATING AGENCIES:  Moody's Investor Services, Inc. and Duff & Phelps Credit
                  Rating Co.

TRUSTEE:          Norwest Minnesota Bank, National Association

MASTER SERVICER:  First Union National Bank

SPECIAL SERVICER: GMAC Commercial Mortgage Corporation

CO-MANAGER:       Merrill Lynch

CLOSING DATE:     On or about June 10, 1999.

CUT-OFF DATE:     June 1, 1999 (or for loans with due dates other than the
                  first, their due date).

ERISA: Classes A-1, A-2, and X are expected to be eligible for Lehman's individual prohibited transaction exemption.

SMMEA: Classes A-1, A-2, B and X are "mortgage related securities" for purposes of SMMEA.

PAYMENT: Pays on 15th of each month or, if such date is not a business day, then the following business day, commencing July 15, 1999.

CLASS X: The Class X is comprised of multiple components, one relating to each class of Principal Balance Certificates.

OPTIONAL CALL:    1% Clean-up Call.

MORTGAGE LOANS:   The mortgage loans were originated by an affiliate of
                  Lehman Brothers, or its approved conduit originators. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon ("WAC") of 7.499% and a remaining weighted average maturity ("WAM") of 117 months (assuming that the ARD loans mature on their ARD date).

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                  See the Collateral Overview Tables at the end of this memo for more Mortgage Loan details.

CREDIT            Credit enhancement for each class of Certificates
ENHANCEMENT:      will be provided by the classes of Certificates which are
                  subordinate in priority with respect to payments of interest and principal.

DISTRIBUTIONS:    Principal and interest payments will generally be made to
                  Certificateholders in the following order:

                  1) Interest to the A Classes and X Class pro rata,

                  2) Principal to the A-1 Class until all Class A-1 Certificates are retired,

                  3) After the A-1 Class is retired Principal to the Class A-2 until all Class A-2 Certificates are retired,

                  4) Interest to Class B, then Principal to Class B until such
                     Class is retired,

                  5) Interest to Class C, then Principal to Class C until such
                     Class is retired,

                  6) Interest to Class D, then Principal to Class D until such
                     Class is retired,

                  7) Interest to Class E, then Principal to Class E until such
                     Class is retired,

                  8) Interest and Principal to the Private Classes,
                     sequentially.

                  *Pro rata if Classes B through M are retired.

REALIZED LOSSES:  Realized Losses from any Mortgage Loan will be allocated in reverse sequential order (i.e. Classes M, L, K, J, H, G, F, E, D, C and B, in that order). If Classes B through M have been retired by losses, Realized Losses shall be applied to the then existing A Classes pro-rata.

APPRAISAL         With respect to certain specially serviced Mortgage Loans as
REDUCTIONS:       to which an appraisal is required; (including any Mortgage
                  Loan that becomes 60 days delinquent), an Appraisal Reduction
                  Amount may be created, generally in the amount, if any, by which the Stated Principal Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed P&I advances and certain other items, exceeds 90% of the appraised value of the related Mortgaged Property. The Appraisal Reduction Amount will reduce proportionately the interest portion of any P&I
                  Advance for such loan, which reduction may result in a shortfall of interest to the most subordinate class of Principal Balance Certificates outstanding. The Appraisal
                  Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for twelve months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:

                                     Minimum         Increments
            Classes                Denomination      Thereafter     Delivery
--------------------------------------------------------------------------------
   A-1, A-2, B, C, D, and E          $10,000           $1              DTC
--------------------------------------------------------------------------------
               X                    $250,000           $1              DTC

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

PREPAYMENT PREMIUMS*

====================================================================================================================================
 Prepayment
   Premium       6/1/99    6/1/00   6/1/01    6/1/02    6/1/03   6/1/04    6/1/05    6/1/06   6/1/07    6/1/08    6/1/09   6/1/10
------------------------------------------------------------------------------------------------------------------------------------
Lock-out / Def.   99.08     99.08    99.08     98.03     97.79    97.94     97.94     97.74    95.57    93.75     88.46    88.52
------------------------------------------------------------------------------------------------------------------------------------
      YM           0.92      0.92     0.92      1.97      1.97     2.06      2.06      1.62     1.61     1.07     11.54    11.48
====================================================================================================================================
  Sub Total:      100.0%    100.0%   100.0%    100.0%    99.77%   100.0%    100.0%    99.36%   97.18%   94.81%   100.00%  100.00%%
====================================================================================================================================

====================================================================================================================================
      5%             --        --       --        --        --       --        --        --       --       --        --       --
------------------------------------------------------------------------------------------------------------------------------------
      4%             --        --       --        --        --       --        --        --       --       --        --       --
------------------------------------------------------------------------------------------------------------------------------------
      3%             --        --       --        --        --       --        --        --       --       --        --       --
------------------------------------------------------------------------------------------------------------------------------------
      2%             --        --       --        --        --       --        --      0.64       --       --        --       --
------------------------------------------------------------------------------------------------------------------------------------
      1%             --        --       --        --        --       --        --        --       --       --        --       --
------------------------------------------------------------------------------------------------------------------------------------
     Open            --        --       --        --      0.23       --        --        --     2.82     5.19        --       --
====================================================================================================================================
    Total:        100.0%    100.0%   100.0%    100.0%    100.0%   100.0%    100.0%    100.0%   100.0%   100.0%   100.00%  100.00%
====================================================================================================================================

* % represents % of then outstanding balance as of the date shown utilizing Cut-off Date balances.

OPEN PREPAYMENT PERIOD AT END OF LOAN (i.e. Prior to Maturity Date or ARD, as applicable):

================================================================================
 Open Period                     Number of Loans              % of Initial
at End Of Loan*                                               Pool Balance
================================================================================
   None                               71                          49.8%
--------------------------------------------------------------------------------
 1 Month                              41                          22.4%
--------------------------------------------------------------------------------
 2 Months                              1                           0.5%
--------------------------------------------------------------------------------
 3 Months                             77                          23.7%
--------------------------------------------------------------------------------
 6 Months                              6                           3.0%
--------------------------------------------------------------------------------
12 Months                              1                           0.6%
================================================================================
  Total:                             197                        100.00%
================================================================================

* Weighted average open period at end of loan is 1 month.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

CREDIT TENANT       Credit Tenant Lease Loans are secured by mortgages on
LEASE LOANS:        properties which are leased (each a "Credit Tenant Lease")
                    to a tenant which possesses (or whose parent or other affiliate which guarantees the lease obligation possesses) the rating indicated in the following table. Scheduled monthly rent payments under the Credit Tenant Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease Loans.

                    The Credit Tenant Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

                        (i) the Tenant is obligated to continue making payments;

                        (ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on the related Credit Tenant Lease Loan; or

                        (iii) the Trustee on behalf of the Certificate holders
                              will have the benefit of certain non-cancelable credit lease enhancement policies obtained to cover certain casualty and/or condemnation risks.

                    Approximately 3.2% of the Mortgage Loans are Credit Tenant Lease Loans.

CREDIT TENANT LEASE LOANS:

==========================================================================================
                      Number of  Cut-off Date       Lease     Credit Rating  Credit Rating
Tenant / Guarantor     Loans     Balance ($)      Type(4)      (Moody's)        (S&P)
==========================================================================================
Eckerd (1)               5        $14,986,978      NN/NNN         A3            A
------------------------------------------------------------------------------------------
CVS                      6          9,927,541        NN           A3            A
------------------------------------------------------------------------------------------
Kmart                    2          8,375,876       NNN           Ba1          BB+
------------------------------------------------------------------------------------------
Bed, Bath & Beyond       1          4,809,593        B            NR           BBB-(2)
------------------------------------------------------------------------------------------
Rite Aid                 2          3,927,320      NN/NNN        Baa1          BBB+
------------------------------------------------------------------------------------------
Walgreen                 1          3,918,245        NN           Aa3           A+(2)
------------------------------------------------------------------------------------------
Winn Dixie               1          3,815,935       NNN          P2(3)         A2(3)
------------------------------------------------------------------------------------------
Amoco                    1            972,782       NNN           Aa1          AA+
==========================================================================================
Total:                  19        $50,734,269        --            --           --
==========================================================================================

(1) Based upon the rating of Eckerd's parent, JC Penney Corporation, although it has made no explicit guaranty of Eckerd's obligations.

(2)   Issuer Credit Rating.

(3)   Commercial paper rating.

(4) "NNN" means triple net lease; "NN" means double net lease; and "B" means bond-type lease.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

RESERVES:

      The below table relates only to conventional Conduit loans and excludes all CTL loans as well as the loans originated by Lehman's Large Loan Program.

=======================================================================================
                                % of Conduit Loans
                                 w/Annual Escrows    Current Balance     Annual Deposit
---------------------------------------------------------------------------------------
Replacement Reserves                   94.27%          $ 3,087,467         $ 4,697,621
---------------------------------------------------------------------------------------
Taxes                                  98.56%          $ 5,215,693         $14,612,689
---------------------------------------------------------------------------------------
Insurance                              91.62%          $ 2,090,563         $ 2,185,376
---------------------------------------------------------------------------------------
T1 & LC (Retail)                       81.91%          $ 1,891,707         $ 2,100,926
---------------------------------------------------------------------------------------
TI & LC (Office)                       83.58%          $ 3,492,432         $ 1,666,407
---------------------------------------------------------------------------------------
TI & LC (Industrial/Warehouse)        100.00%          $   287,632         $   396,869
=======================================================================================

CASH MANAGEMENT: Mortgage Loans representing 95.09% of the Initial Pool Balance employ cash management systems.

================================================================================
                                                           Mortgage Pool
--------------------------------------------------------------------------------
Hard Lockbox                                      30.04% of Initial Pool Balance
--------------------------------------------------------------------------------
Springing Lockbox                                 65.05% of Initial Pool Balance
--------------------------------------------------------------------------------
N/A                                                4.91% of Initial Pool Balance
================================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

SIGNIFICANT
MORTGAGE LOANS:   There are 5 loans with a Cut-off Date principal balance in excess of $50 million. The following table provides a summary of the 5 largest loans:

====================================================================================================================================
    Mortgage               Property       # of       Cut-off Date             Term to   Amortization
      Loan                   Type      Properties       Balance      Coupon    ARD         Term            DSCR          LTV
====================================================================================================================================
Starwood
Financial-Promus Loan       Hotels         17       $154,954,659      7.438%   120           262          2.12x           46.1%
------------------------------------------------------------------------------------------------------------------------------------
EAB Plaza                   Office          1       $139,367,162      7.330%   120           300          1.79x           49.8%
------------------------------------------------------------------------------------------------------------------------------------
Woodland Hills              Super           1       $ 89,644,244      7.000%   120           360          1.67x           52.2%
                         Regional Mall
------------------------------------------------------------------------------------------------------------------------------------
Penn Square                 Super           1       $ 74,844,822      7.025%   120           360          1.67x           55.4%
                         Regional Mall
------------------------------------------------------------------------------------------------------------------------------------
Grand Central Mall      Regional Mall       1       $ 52,332,103      7.180%   120           360          1.54x           65.4%
====================================================================================================================================
     Total /
 Weighted Ave.:               --           21       $511,142,989      7.245%   120           314          1.82x           51.5%
====================================================================================================================================

Starwood Financial-Promus Loan:

====================================================================================================================================
Cut-Off Date Balance:     $154,954,659
------------------------------------------------------------------------------------------------------------------------------------
Coupon:                   7.438%
------------------------------------------------------------------------------------------------------------------------------------
Term/Am:                  10 years/21 years and 10 months (co-terminous with master lease to Promus Hotel Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Sponsors:                 Starwood Financial Trust
------------------------------------------------------------------------------------------------------------------------------------
Flag:                     Double Tree and Red Lion
------------------------------------------------------------------------------------------------------------------------------------
Property:                 17 full and limited service hotels with a total of 3,988 rooms master leased to Promus Hotel Corporation
                          (Baa2/BBB+)
------------------------------------------------------------------------------------------------------------------------------------
Location:                 California, Oregon, Washington, Colorado, Utah, Idaho, and Montana.
------------------------------------------------------------------------------------------------------------------------------------
Value:                    $336.3 million
------------------------------------------------------------------------------------------------------------------------------------
LTV:                      46.1%
------------------------------------------------------------------------------------------------------------------------------------
DSCR:                     2.12x
------------------------------------------------------------------------------------------------------------------------------------
Lockbox:                  Hard lockbox for master lease payments
====================================================================================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME
QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

EAB Plaza:

============================================================================================================
Cut-Off Date Balance:               $139,367,162
------------------------------------------------------------------------------------------------------------
Coupon:                             7.330%
------------------------------------------------------------------------------------------------------------
Term/Am:                            10 years/25 year amortization schedule
------------------------------------------------------------------------------------------------------------
Sponsor:                            ABN-AMRO Bank, N.V. and The DeMatteis Organization
------------------------------------------------------------------------------------------------------------
Property:                           Twin tower suburban office building, 64.9% leased to ABN AMRO Bank, N.V.
------------------------------------------------------------------------------------------------------------
Size:                               1,083,511 square feet
------------------------------------------------------------------------------------------------------------
Location:                           Uniondale, New York
------------------------------------------------------------------------------------------------------------
Appraised Value:                    $280 million
------------------------------------------------------------------------------------------------------------
LTV:                                49.8%
------------------------------------------------------------------------------------------------------------
DSCR:                               1.79x
------------------------------------------------------------------------------------------------------------
Lockbox:                            Hard lockbox
============================================================================================================

Woodland Hills:

============================================================================================================
Cut-Off Date Balance:               $89,644,244
------------------------------------------------------------------------------------------------------------
Coupon:                             7.000%
------------------------------------------------------------------------------------------------------------
Term/Am:                            10 years/30 years
------------------------------------------------------------------------------------------------------------
Sponsors:                           Urban Shopping Centers, Inc. and J.P. Morgan Investment Management Inc.
------------------------------------------------------------------------------------------------------------
Anchors:                            Dillard's, Sears, Foley's, and JC Penney
------------------------------------------------------------------------------------------------------------
In-Line Sales:                      $378 per square foot
------------------------------------------------------------------------------------------------------------
Cost of Occupancy:                  12.0%
------------------------------------------------------------------------------------------------------------
Property:                           1,093,514 square foot super-regional mall
------------------------------------------------------------------------------------------------------------
Location:                           Tulsa, Oklahoma
------------------------------------------------------------------------------------------------------------
Value:                              $171.6 million based upon December 1998 purchase price
------------------------------------------------------------------------------------------------------------
LTV:                                52.2%
------------------------------------------------------------------------------------------------------------
DSCR:                               1.67x
------------------------------------------------------------------------------------------------------------
Lockbox:                            Springing lockbox based upon the maintenance of a minimum 1.25x DSCR
============================================================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Penn Square Mall:

======================================================================================================
Cut-Off Date Balance:             $74,844,822
------------------------------------------------------------------------------------------------------
Coupon:                           7.025%
------------------------------------------------------------------------------------------------------
Term/Am:                          10 years/30 years
------------------------------------------------------------------------------------------------------
Sponsor:                          Urban Shopping Centers, Inc.
------------------------------------------------------------------------------------------------------
Anchors:                          Dillard's, Foley's, JC Penney and Montgomery Ward
------------------------------------------------------------------------------------------------------
In-Line Sales:                    $398 per square foot
------------------------------------------------------------------------------------------------------
Cost of Occupancy:                10.2%
------------------------------------------------------------------------------------------------------
Property:                         1,074,994 super-regional mall
------------------------------------------------------------------------------------------------------
Location:                         Oklahoma City, Oklahoma
------------------------------------------------------------------------------------------------------
Appraised Value:                  $135 million
------------------------------------------------------------------------------------------------------
LTV:                              55.4%
------------------------------------------------------------------------------------------------------
DSCR:                             1.67x
------------------------------------------------------------------------------------------------------
Lockbox                           Springing lockbox based upon the maintenance of a minimum 1.25x DSCR
======================================================================================================

Grand Central Mall:

======================================================================================================
Cut-Off Date Balance:             $52,332,103
------------------------------------------------------------------------------------------------------
Coupon:                           7.180%
------------------------------------------------------------------------------------------------------
Term/Am:                          10 years/30 years
------------------------------------------------------------------------------------------------------
Sponsor:                          Glimcher Realty Trust
------------------------------------------------------------------------------------------------------
Anchors:                          Sears, Elder Beerman, Proffitt's, JC Penney and Phar-Mor
------------------------------------------------------------------------------------------------------
In-Line Sales:                    $259 per square foot
------------------------------------------------------------------------------------------------------
Cost of Occupancy:                12.6%
------------------------------------------------------------------------------------------------------
Property:                         961,919 square foot regional mall
------------------------------------------------------------------------------------------------------
Location:                         Parkersburg, West Virginia
------------------------------------------------------------------------------------------------------
Appraised Value:                  $80 million
------------------------------------------------------------------------------------------------------
LTV:                              65.4%
------------------------------------------------------------------------------------------------------
DSCR:                             1.54x
------------------------------------------------------------------------------------------------------
Lockbox:                          Hard lockbox
======================================================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME
QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

ANTICIPATED REPAYMENT DATE LOANS:
                    Mortgage Loans representing 37.26% of the Initial Pool Balance provided that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date") set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the Mortgaged Property (as determined in the related Mortgage) to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no Prepayment Premiums or Yield Maintenance Charges will be due in connection with any principal prepayment on or after the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and are treated like balloon loans that mature on the ARD.

DETAILED MONTHLY INVESTOR REPORTING:
                    Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificate holders through the Trustee. The following is a list of all the reports that will be available to Certificate holders:

                   Name of Report                                 Description (information provided)
-----------------------------------------------------------------------------------------------------------------
1      Remittance Report                        Principal and interest distributions, principal balances
-----------------------------------------------------------------------------------------------------------------
2      Mortgage Loan Status Report              Portfolio stratifications
-----------------------------------------------------------------------------------------------------------------
3      Comparative Financial Status Report      Revenue, NOI, DSCR to the extent available
-----------------------------------------------------------------------------------------------------------------
4      Delinquent Loan Status Report            Listing of delinquent mortgage loans
-----------------------------------------------------------------------------------------------------------------
5      Historical Loan Modification Report      Information on modified mortgage loans
-----------------------------------------------------------------------------------------------------------------
6      Historical Loss Estimate Report          Liquidation proceeds, expenses, and realized losses
-----------------------------------------------------------------------------------------------------------------
7      REO Status Report                        NOI and value of REO
-----------------------------------------------------------------------------------------------------------------
8      Watch List                               Listing of loans in jeopardy of becoming Specially Serviced
-----------------------------------------------------------------------------------------------------------------
9      Loan Payoff Notification Report          Listing of loans where borrower has requested a pay-off statement

ADVANCING:          The Master Servicer will be obligated to make advances of
                    scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal Reduction
                    Amounts) and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related loan. If the Master Servicer fails to make a required Advance, the Trustee will be obligated to make such advances.

CONTROLLING CLASS:  A majority of Certificate holders of the Controlling
                    Class, which will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class will, subject to certain limitations, be entitled to replace the Special Servicer.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

SPECIAL SERVICER    The Pooling and Servicing Agreement will generally permit
FLEXIBILITY:        the Special Servicer to modify, waive or amend any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard, that it is appropriate to do so and
                    (b) among other things, such modification, waiver or amendment will not, subject to certain exceptions:

                     (i) affect the amount or timing of any scheduled payments of principal, interest or other amount (including Prepayment Premiums and Yield Maintenance Charges) payable under the Mortgage Loan;

                     (ii) affect the obligation of the related borrower to pay a Prepayment Premium or Yield Maintenance Charge or permit a principal prepayment during the applicable Lockout Period;

                     (iii) except as expressly provided by the related Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment, or;

                     (iv) in the judgment of the Special Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME
QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                             GENERAL CHARACTERISTICS
           ==========================================================
                    Characteristics
           ==========================================================
                  Initial Pool Balance            $1,586,894,129
           ----------------------------------------------------------
                    Number of Loans                     197
           ----------------------------------------------------------
                       Gross WAC                      7.499%
           ----------------------------------------------------------
                      Original WAM                  120 months
           ----------------------------------------------------------
                     Remaining WAM                  117 months
           ----------------------------------------------------------
                   Avg. Loan Balance                $8,055,300
           ----------------------------------------------------------
                        WA DSCR*                       1.54x
           ----------------------------------------------------------
               WA Cut-off Date LTV Ratio*             63.08%
           ----------------------------------------------------------
                  Balloon or ARD Loans                98.12%
           ==========================================================
           *  Excludes CTL loans

                                 PROPERTY TYPES
           ==========================================================
                       Property                % of Initial Pool
                         Types                      Balance
           ==========================================================
                        Retail                      42.62%
           ----------------------------------------------------------
                        Office                      22.43%
           ----------------------------------------------------------
                     Multifamily*                   13.69%
           ----------------------------------------------------------
                         Hotel                      13.11%
           ----------------------------------------------------------
                 Industrial/Warehouse                3.48%
           ----------------------------------------------------------
                          CTL                        3.20%
           ----------------------------------------------------------
                     Self Storage                    0.79%
           ----------------------------------------------------------
                         Other                       0.69%
           ==========================================================
                        Total:                     100.00%
           ==========================================================
           * Includes Manufactured Housing

                                                    DEAL SUMMARY BY PROPERTY TYPE
====================================================================================================================================
                                    Aggregate        % of        Average      Gross   Rem.    WA                   WA
                          # of    Cut-off Date   Initial Pool  Cut-off Date    WAC    WAM     LTV       WA      Occupancy    Balloon
       Property Type      Loans    Balance ($)      Balance    Balance ($)     (%)   (mos)  Ratio(1)  DSCR(1)   Rate(%)(2)      %
====================================================================================================================================
Retail                     75      $676,321,363      42.6%      $9,017,618   7.500%   119    65.52%    1.46x      94.92%      99.58%
------------------------------------------------------------------------------------------------------------------------------------
     Anchored              49      $339,026,051      21.4%      $6,918,899   7.688%   121    70.97%    1.35x      93.91%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
     Regional Mall          2       $97,332,103       6.1%     $48,666,052   7.282%   118    65.54%    1.57x      94.50%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
     Super Regn'l Mall      2      $164,489,065      10.4%     $82,244,533   7.011%   116    53.70%    1.67x      97.65%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
     Unanchored            22       $75,474,144       4.8%      $3,430,643   8.000%   122    66.80%    1.35x      93.98%      96.27%
------------------------------------------------------------------------------------------------------------------------------------
Office                     26      $355,935,220      22.4%     $13,689,816   7.384%   115    56.22%    1.68x      94.32%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                46      $217,178,025      13.7%      $4,721,261   7.454%    95    76.19%    1.29x      92.12%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
     Manuf'd Housing       19       $71,829,221       4.5%      $3,780,485   7.430%    90    73.16%    1.33x      88.89%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
     Conventional          27      $145,348,804       9.2%      $5,383,289   7.466%    97    77.68%    1.27x      93.72%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
Hotel                       8      $208,108,820      13.1%     $26,013,602   7.721%   114    51.06%    1.94x        NAP      100.00%
------------------------------------------------------------------------------------------------------------------------------------
     Full Service           5      $191,379,564      12.1%     $38,275,913   7.670%   115    49.49%    1.98x        NAP      100.00%
------------------------------------------------------------------------------------------------------------------------------------
     Limited Service        3       $16,729,255       1.1%      $5,576,418   8.313%   107    69.02%    1.49x        NAP      100.00%
------------------------------------------------------------------------------------------------------------------------------------
Industrial/W'hse           15       $55,199,415       3.5%      $3,679,961   7.797%    88    70.99%    1.31x      98.09%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
CTL                        19       $50,734,269       3.2%      $2,670,225   7.103%   233      NAP      NAP      100.00%      46.74%
------------------------------------------------------------------------------------------------------------------------------------
Self Storage                5       $12,546,042       0.8%      $2,509,208   7.754%    86    67.62%    1.39x      83.66%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
Other(3)                    3       $10,870,976       0.7%      $3,623,659   7.946%   116    57.99%    1.44x      94.85%     100.00%
====================================================================================================================================
Total / Avg / Wtd.Avg:    197    $1,586,894,129     100.0%      $8,055,300   7.499%   117    63.08%    1.54x      94.53%      98.12%
====================================================================================================================================

(1)  Excludes credit tenant lease loans.

(2)  Excludes hotels.

(3)  Includes Office/Industrial, Office/Retail, and Mixed Use

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME
QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                             LOAN SIZE DISTRIBUTION
================================================================================
    Cut-off Date Balance Ranges            # of                   % of Initial
                ($)                       Loans                   Pool Balance
================================================================================
          0.01-2,000,000                    47                        4.38%
--------------------------------------------------------------------------------
        2,000,001-4,000,000                 66                       12.10
--------------------------------------------------------------------------------
        4,000,001-6,000,000                 30                        9.25
--------------------------------------------------------------------------------
        6,000,001-8,000,000                 14                        6.23
--------------------------------------------------------------------------------
       8,000,001-10,000,000                 11                        6.04
--------------------------------------------------------------------------------
       10,000,001-12,000,000                 5                        3.44
--------------------------------------------------------------------------------
       12,000,001-14,000,000                 4                        3.24
--------------------------------------------------------------------------------
       14,000,001-16,000,000                 3                        2.91
--------------------------------------------------------------------------------
       16,000,001-18,000,000                 1                        1.11
--------------------------------------------------------------------------------
       18,000,001-20,000,000                 1                        1.21
--------------------------------------------------------------------------------
       20,000,001-22,000,000                 1                        1.35
--------------------------------------------------------------------------------
       22,000,001-24,000,000                 2                        2.89
--------------------------------------------------------------------------------
       24,000,001-26,000,000                 3                        4.76
--------------------------------------------------------------------------------
       28,000,001-30,000,000                 2                        3.65
--------------------------------------------------------------------------------
       36,000,001-38,000,000                 1                        2.39
--------------------------------------------------------------------------------
       44,000,001-46,000,000                 1                        2.84
--------------------------------------------------------------------------------
       52,000,001-54,000,000                 1                        3.30
--------------------------------------------------------------------------------
       74,000,001-76,000,000                 1                        4.72
--------------------------------------------------------------------------------
       88,000,001-90,000,000                 1                        5.65
--------------------------------------------------------------------------------
      138,000,001-140,000,000                1                        8.78
--------------------------------------------------------------------------------
      154,000,001-156,000,000                1                        9.76
================================================================================
              Total:                       197                      100.00%
================================================================================
Min.: $795,220

Max.: $154,954,659

Avg.: $8,055,300

                             GROSS RATE DISTRIBUTION
================================================================================
         Gross Rate Ranges                             % of Initial
                (%)                                    Pool Balance
================================================================================
            6.251-6.500                                    0.06%
--------------------------------------------------------------------------------
            6.501-6.750                                    1.66
--------------------------------------------------------------------------------
            6.751-7.000                                    8.32
--------------------------------------------------------------------------------
            7.001-7.250                                   18.10
--------------------------------------------------------------------------------
            7.251-7.500                                   35.48
--------------------------------------------------------------------------------
            7.501-7.750                                   11.62
--------------------------------------------------------------------------------
            7.751-8.000                                   12.28
--------------------------------------------------------------------------------
            8.001-8.250                                    7.38
--------------------------------------------------------------------------------
            8.251-8.500                                    1.14
--------------------------------------------------------------------------------
            8.501-8.750                                    2.98
--------------------------------------------------------------------------------
            8.751-9.000                                    0.85
--------------------------------------------------------------------------------
            9.001-9.250                                    0.13
================================================================================
              Total:                                     100.00%
================================================================================
Min.: 6.500%

Max.: 9.085%

Wtd. Avg.: 7.499%

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME
QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                         REMAINING TERM TO MATURITY (1)
================================================================================
                                                 % of Initial
                Months                           Pool Balance
================================================================================
                49-60                                4.35%
--------------------------------------------------------------------------------
                61-72                                0.32
--------------------------------------------------------------------------------
                73-84                                8.92
--------------------------------------------------------------------------------
               97-108                                5.01
--------------------------------------------------------------------------------
              109-120                               73.47
--------------------------------------------------------------------------------
              157-168                                2.28
--------------------------------------------------------------------------------
              169-180                                1.94
--------------------------------------------------------------------------------
              205-216                                0.09
--------------------------------------------------------------------------------
              217-228                                0.49
--------------------------------------------------------------------------------
              229-240                                2.65
--------------------------------------------------------------------------------
              241-252                                0.30
--------------------------------------------------------------------------------
              289-300                                0.18
================================================================================
               Total:                              100.00%
================================================================================
(1) Assumes ARD Loans payoff on their Anticipated Repayment Date

Min.: 50

Max.: 289

Wtd. Avg.: 117

                         REMAINING AMORTIZATION TERM (1)
================================================================================
                                                 % of Initial
                Months                           Pool Balance
================================================================================
               157-168                               0.06%
--------------------------------------------------------------------------------
               169-180                               0.53
--------------------------------------------------------------------------------
               205-216                               0.09
--------------------------------------------------------------------------------
               217-228                               0.09
--------------------------------------------------------------------------------
               229-240                               1.28
--------------------------------------------------------------------------------
               253-264                              10.73
--------------------------------------------------------------------------------
               265-276                               1.26
--------------------------------------------------------------------------------
               289-300                              19.25
--------------------------------------------------------------------------------
               313-324                               1.04
--------------------------------------------------------------------------------
               325-336                               1.82
--------------------------------------------------------------------------------
               337-348                               4.30
--------------------------------------------------------------------------------
               349-360                              59.55
================================================================================
               Total:                              100.00%
================================================================================
(1) Assumes ARD Loans payoff on their Anticipated Repayment Date

Min.: 162

Max.: 360

Wtd. Avg.: 329

                     DEBT SERVICE COVERAGE RATIOS (DSCR)(1)
================================================================================
             Cut-off Date                          % of Initial
            DSCR Ranges (x)                        Pool Balance
================================================================================
               1.20-1.24                               7.71%
--------------------------------------------------------------------------------
               1.25-1.29                              14.82
--------------------------------------------------------------------------------
               1.30-1.34                              15.49
--------------------------------------------------------------------------------
               1.35-1.39                               6.50
--------------------------------------------------------------------------------
               1.40-1.44                               5.57
--------------------------------------------------------------------------------
               1.45-1.49                               4.35
--------------------------------------------------------------------------------
               1.50-1.54                               6.02
--------------------------------------------------------------------------------
               1.55-1.59                               0.59
--------------------------------------------------------------------------------
               1.60-1.64                               4.85
--------------------------------------------------------------------------------
               1.65-1.69                              10.71
--------------------------------------------------------------------------------
               1.75-1.84                               9.07
--------------------------------------------------------------------------------
               2.05-2.20                              14.24
--------------------------------------------------------------------------------
               2.21-2.24                               0.08
================================================================================
                Total:                               100.00%
================================================================================
(1) Excludes CTL Loans

Min.: 1.20x

Max.: 2.25x

Wtd. Avg.: 1.54x

                         LOAN TO VALUE RATIOS (LTV)(1)
================================================================================
               Cut-Off Date                        % of Initial
              LTV Ranges (%)                       Pool Balance
================================================================================
               35.01-40.00                             0.08%
--------------------------------------------------------------------------------
               40.01-45.00                             0.69
--------------------------------------------------------------------------------
               45.01-50.00                            23.48
--------------------------------------------------------------------------------
               50.01-55.00                             6.27
--------------------------------------------------------------------------------
               55.01-60.00                            10.14
--------------------------------------------------------------------------------
               60.01-65.00                             8.18
--------------------------------------------------------------------------------
               65.01-70.00                            15.41
--------------------------------------------------------------------------------
               70.01-75.00                            16.76
--------------------------------------------------------------------------------
               75.01-80.00                            18.98
================================================================================
                  Total:                             100.00%
================================================================================
(1) Excludes CTL Loans

Min.: 38.08%

Max.: 79.90%

Wtd. Avg.: 63.08%


                                  Page 16 of 17

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                             GEOGRAPHIC DISTRIBUTION
======================================  =======================================
                      % of Initial                           % of Initial
        State         Pool Balance             State         Pool Balance
======================================  =======================================
     California           15.08%            Puerto Rico          1.00
--------------------------------------  ----------------------------------------
      New York            12.57              Maryland            0.98
--------------------------------------  ---------------------------------------
      Oklahoma            11.49               Oregon             0.93
--------------------------------------  ---------------------------------------
        Texas              7.80              Minnesota           0.89
--------------------------------------  ---------------------------------------
      Michigan             6.47              Tennessee           0.78
--------------------------------------  ---------------------------------------
       Florida             5.69              Louisiana           0.76
--------------------------------------  ---------------------------------------
      Illinois             4.44              Colorado            0.72
--------------------------------------  ---------------------------------------
     Washington            3.57             Connecticut          0.44
--------------------------------------  ---------------------------------------
    West Virginia          3.30              Kentucky            0.35
--------------------------------------  ---------------------------------------
    Pennsylvania           2.40               Kansas             0.26
--------------------------------------  ---------------------------------------
        Ohio               2.26            North Dakota          0.25
--------------------------------------  ---------------------------------------
    Massachusetts          2.21                Idaho             0.23
--------------------------------------  ---------------------------------------
       Indiana             2.10           Washington D.C.        0.22
--------------------------------------  ---------------------------------------
       Arizona             2.07             Mississippi          0.19
--------------------------------------  ---------------------------------------
        Utah               1.97               Vermont            0.13
--------------------------------------  ---------------------------------------
       Nevada              1.86               Alabama            0.11
--------------------------------------  ---------------------------------------
      Virginia             1.47           South Carolina         0.11
--------------------------------------  ---------------------------------------
       Hawaii              1.47               Montana            0.10
--------------------------------------  ---------------------------------------
   North Carolina          1.15                Maine             0.06
--------------------------------------  =======================================
     New Jersey            1.07               Total:            100.00%
--------------------------------------  =======================================
       Georgia             1.05
======================================

================================================================================
                                                 % of Initial
         Loan Type                               Pool Balance
================================================================================
          Balloon                                   60.86%
--------------------------------------------------------------------------------
      Fully Amortizing                               1.88
--------------------------------------------------------------------------------
          ARD Loan                                  37.26
================================================================================
           Total:                                  100.00%
================================================================================


                                  Page 17 of 17

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).